UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2012, Patti S. Hart notified the Board of Directors (the “Board”) of Yahoo! Inc. (“Yahoo!”) that she will not seek re-election to the Board at Yahoo!’s 2012 Annual Meeting of Shareholders (the “Annual Meeting”). The Board has reduced the size of the Board to nine directors, effective upon the election of directors at the Annual Meeting.

Item 8.01. Other Events.

On May 8, 2012, Yahoo! issued a press release regarding Ms. Hart’s decision not to seek re-election to the Board at the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Yahoo! Inc. press release dated May 8, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)

By:	/s/ Michael J. Callahan
	Name:	Michael J. Callahan
	Title:	Executive Vice President, General Counsel and Secretary

Date: May 8, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Yahoo! Inc. press release dated May 8, 2012.